                                STI CLASSIC FUNDS

                       SUPPLEMENT DATED DECEMBER 18, 2006
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2006

                THIS SUPPLEMENT SUPERSEDES ALL OTHER SUPPLEMENTS

1) Effective December 4, 2006, Stephen Futch replaced Edward Best as manager of the STI Classic Small Cap Quantitative Equity and STI Classic Large Cap Quantitative Equity Funds. The Statement of Additional Information ("SAI") is revised to add information about Mr. Futch as indicated below.

The following is added under MANAGEMENT OF OTHER ACCOUNTS on page 45:

                               NUMBER OF OTHER ACCOUNTS
                                MANAGED/TOTAL ASSETS IN
                                     ACCOUNTS ($)
                          ----------------------------------    OTHER ACCOUNTS WITH
                                          OTHER                  PERFORMANCE-BASED
                                         POOLED                        FEES
        NAME OF           REGISTERED   INVESTMENT              --------------------
   PORTFOLIO MANAGER      INVESTMENT    VEHICLES      OTHER    NUMBER &     TOTAL
   (NAME OF FUND(S))       COMPANIES     ("PIV")    ACCOUNTS   CATEGORY   ASSETS($)
   -----------------      ----------   ----------   --------   --------   ---------
STEPHEN FUTCH*               None         None       1/$61.1     None        None
(Small Cap Quantitative                              million
   Equity, Large Cap
   Quantitative Equity)

*    Information as of December 11, 2006.

The following is added under SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS on page 51:

                                                            RANGE OF SECURITIES
NAME OF PORTFOLIO MANAGER      NAME OF FUND(S) MANAGED             OWNED
-------------------------      -----------------------      -------------------
Stephen Futch*              Small Cap Quantitative Equity           None
                            Large Cap Quantitative Equity           None

*    Information as of December 11, 2006.

2) Effective as of the close of business on October 13, 2006, the STI Classic Florida Tax-Exempt Bond Fund was restructured as the STI Classic High Grade Municipal Bond Fund. Therefore, all references to the STI Classic Florida Tax-Exempt Bond Fund in this SAI are replaced with STI Classic High Grade Municipal Bond Fund.

3) Effective as of the close of business on September 29, 2006, the STI Classic Total Return Bond Fund reorganized into the STI Classic Core Bond Fund. Therefore, all references to the STI Classic Total Return Bond Fund are deleted from this SAI.

4) Also effective as of the close of business on September 29, 2006, the STI Classic Core Bond Fund change its name to STI Classic Total Return Bond Fund. Therefore, all references to STI Classic Core Bond Fund in this SAI are replaced with STI Classic Total Return Bond Fund.

5) The following sentence replaces a similar sentence in the third paragraph under SHORT SALES on page 28:

     Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) earmark or maintain in a segregated account cash or liquid securities at such a level that (i) the amount earmarked or deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and
     (ii) the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or
     (b) otherwise cover the Fund's short positions.

6) The following sentence replaces a similar sentence in the second paragraph under SWAP AGREEMENTS on page 30:

     A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid.

7) The following sentence replaces a similar sentence in the third paragraph under SWAP AGREEMENTS on page 30:

     The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess, will be earmarked or maintained in a segregated account by the Fund's custodian.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STI-SP-SAI-1206

                                STI CLASSIC FUNDS

                   SUPPLEMENT DATED DECEMBER 18, 2006, TO THE
               STI CLASSIC SMALL CAP QUANTITATIVE EQUITY FUND AND
                 STI CLASSIC LARGE CAP QUANTITATIVE EQUITY FUND
                        PROSPECTUSES (A, C AND I SHARES)
                              DATED AUGUST 1, 2006

Effective December 4, 2006, Stephen Futch replaced Edward Best as manager of the STI Classic Small Cap Quantitative Equity and STI Classic Large Cap Quantitative Equity Funds. The "Portfolio Managers" section in each Prospectus is revised as follows:

Mr. Stephen Futch, CFA, has served as Director of Trusco since July 2006. He has managed both the Small Cap Quantitative Equity Fund and the Large Cap Quantitative Equity Fund since December 2006. Prior to joining Trusco, Mr. Futch was a quantitative research analyst for Sun Trust Bank Personal Asset Management from January 2003 through June 2006 and a portfolio manager with Sun Trust Bank from August 1997 to December 2002. He has more than 9 years of investment experience.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.